Transamerica Investors, Inc.
Equity Funds
Transamerica Premier Focus Fund — Investor Class Shares
Transamerica Premier Equity Fund — Investor Class Shares
Transamerica Premier Growth Opportunities Fund — Investor Class Shares
Transamerica Premier Diversified Equity Fund — Investor Class Shares
Combined Equity & Fixed Income Fund
Transamerica Premier Balanced Fund — Investor Class Shares
Fixed Income Funds
Transamerica Premier High Yield Bond Fund — Investor and Institutional Class Shares
Transamerica Premier Cash Reserve Fund — Investor Class Shares
Institutional Funds
Transamerica Premier Institutional Small Cap Value Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Bond Fund
Transamerica Premier Institutional Equity Fund
Statement of Additional Information
May 1, 2008 as revised September 19, 2008
TRANSAMERICA PREMIER FUNDS
570 Carillon Parkway
St. Petersburg, FL 33716
1-800-89-ASK-US (1-800-892-7587) (toll free)
About the Statement of Additional Information
Transamerica Investors, Inc. (the “Company”) is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the “SAI”) pertains to each series of the Transamerica Premier Funds (the “Fund” or the “Funds”) listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. This SAI is not a prospectus. It contains information additional to that available in the prospectuses. Please refer to the prospectus first, then to this document. Please read it carefully. Save it for future reference.
About the Prospectuses
This SAI should be read in connection with the current prospectuses dated May 1, 2008, as they may be supplemented from time to time. The prospectuses are available without charge from your sales representative, by writing or calling the Company at the above address or telephone number.
Terms used in the prospectuses are incorporated by reference in this SAI. The Funds’ audited financial statements in the Annual Report to shareholders are incorporated by reference in this SAI. We have not authorized any person to give you any other information.

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INVESTMENT RESTRICTIONS
The Investment restrictions below have been adopted as fundamental policies of the Funds. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except Transamerica Premier Focus Fund, which will operate as a non-diversified Fund. Transamerica Premier Focus Fund reserves the right to become a diversified Fund as defined in the 1940 Act. Non-fundamental policies may be changed by a vote of the Board of Directors (the “Board”) of the Company at any time.
FUNDAMENTAL RESTRICTIONS
1. Borrowing
Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2. Senior Securities
Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3. Underwriting
Each Fund may not act as an underwriter of securities, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) except as permitted under the Securities Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
4. Real Estate
Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things, (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.
5. Lending
Each Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6. Concentration
(all Funds except Transamerica Premier Cash Reserve Fund)
Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.
(Transamerica Premier Cash Reserve Fund only)
The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Fund may invest without limitation in obligations issued by banks.
7. Commodities
Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or otherwise permitted by regulatory authority having jurisdiction, from time to time.
NON-FUNDAMENTAL RESTRICTIONS
(A) Securities of Other Investment Companies
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.
(B) Invest for Control
No Fund may invest in companies for the purposes of exercising control or management.
(C) Restricted and Illiquid Securities
No Fund will invest more than 15% (10% for Transamerica Premier Cash Reserve Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”) determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund’s investment in illiquid securities, in the aggregate, exceed 15% (10% for Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.
The Board has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain oversight over any illiquid holdings by the Funds. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.
The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives stated in the prospectuses for each Fund are non-fundamental, which means that the Board may change the investment objectives of the Funds without shareholder approval. The strategies and policies described in the prospectuses are non-fundamental. There can be no assurance that a Fund will, in fact, achieve its objective. Strategies and policies can be changed by the Board without your approval. If any investment goals of a Fund change, you should decide if the Fund still meets your financial needs. Each Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment.
INVESTMENT POLICIES AND PRACTICES
The following discussion of investment policies and practices supplements the discussion of those policies and practices found in the prospectuses. These investment strategies and risks of the Funds are not considered “principal,” in light of their limited importance in achieving a Fund’s investment objectives and how they affect a Fund’s potential risks and returns. This section of the SAI may also provide additional details about certain principal strategies and risks.
BUYING AND SELLING SECURITIES
In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund’s investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.
A Fund may sell one security and simultaneously purchase another of comparable quality. A Fund may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, a Fund may purchase individual securities in anticipation of relatively short-term price gains.
Portfolio turnover has not been and will not be a consideration in the investment process. The Sub-Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).
At times, a substantial portion of a Fund’s assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Sub-Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Sub-Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.
HIGH YIELD (“JUNK”) BONDS AND CERTAIN OTHER FIXED-INCOME SECURITIES
Transamerica Premier High Yield Bond Fund purchases high yield bonds (commonly called “junk bonds”). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except Transamerica Premier Cash Reserve Fund, may purchase these securities to a limited extent. The Sub-Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers’ unique financial situations, and the bonds’ coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.
Certain Funds may invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for debt securities to be issued, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of an issuer, as well as any financial institution or other party responsible for payments on the issuer’s security, will be analyzed to determine whether to purchase unrated bonds.
Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning Fund’s net asset value.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities may also be harder to sell than higher-rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Sub-Adviser to accurately value the bonds because they cannot rely on available objective data.
Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.
If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Fund, or if the maturity of a security is extended after purchase by a Fund, the Sub-Adviser will decide whether the security should be held or sold. However, the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.
In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.
Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.
Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds.
Please see Appendix B for more information about fixed-income securities.
CREDIT RATINGS
Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.
Although securities ratings are considered when making investment decisions, the Sub-Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.
In the event that a security is rated by different agencies and receives different ratings from these agencies, the Fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the Fund purchases a security and the Fund may choose not to sell securities that are downgraded below investment grade after their purchases. The Fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. The Sub-Adviser in its reasonable judgment will determine what rating to assign to unrated securities.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.
RESTRICTED AND ILLIQUID SECURITIES
The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the 1933 Act but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.
Up to 15% of a Fund’s net assets may be invested in securities that are illiquid, except that Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions on transferability.
Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans. These investments may be difficult to sell quickly for their fair market value. Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) determines whether a security is liquid or not pursuant to procedures adopted by the Board.
DERIVATIVES
Each Fund, except for Transamerica Premier Cash Reserve Fund, may engage in a variety of transactions using derivatives such as options, futures, forward contracts, and swap transactions. The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indices (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.
By investing in derivatives, the Sub-Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates, currencies or securities prices, or attempt to adjust a Fund’s exposure to changing securities prices, currency rates, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund’s overall investment risk. Although it will not generally be a significant part of a Fund’s strategies, the Sub-Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage (although leverage may result).
Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities’ prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.
Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of its assets.
OPTIONS ON SECURITIES AND SECURITIES INDEXES
The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.
A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.
A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.
A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.
A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS
There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the “SEC”) changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund’s futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities.
If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances, prices of a Fund’s securities may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of the Fund’s securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging, yield enhancement and risk management purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund’s futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Sub-Adviser, the Funds and the Sub-Adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
Perfect correlation between a Fund’s futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.
SWAP TRANSACTIONS
The Funds may enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.
By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.
A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.
While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts.”
Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See “Restricted and Illiquid Securities.”
To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.
INTEREST RATE SWAPS
The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Sub-Adviser believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.
FOREIGN SECURITIES
The Funds may invest in foreign securities. Foreign securities, other than American Depositary Receipts (“ADRs”), will be held in custody by an approved selected sub-custodian.
Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Because most foreign securities markets close prior to the time as of which the Funds determine their net asset values per share, events subsequent to the close of foreign securities markets may make the closing prices reported on such markets unreliable and require that foreign securities be fair valued in good faith. Fair valuation necessarily entails subjective judgments, and may result in a valuation that is different from the price at which a Fund could sell the security at that time.
Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
SHORT SALES
The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.
A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.
When a short sale is effected by selling a security that the Fund does not own, the Fund, in order to deliver the security to the purchaser, borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale is effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.
Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund may also sell securities short if no more than 2% of a Fund’s total assets is invested in a single short sale position and no more than 10% of the Fund’s total assets is invested in short sale positions.
PURCHASE OF WHEN-ISSUED SECURITIES
The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund’s net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.
When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See “Segregated Assets.”
SEGREGATED ASSETS
In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities or other liquid assets.
LENDING OF SECURITIES
Consistent with applicable regulatory requirements, as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Sub-Adviser, are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions subject to certain investment restrictions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Sub-Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund’s net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.
A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund’s securities. There is also investment risk where a Fund invests any part of the collateral it receives as part of the securities lending program.
INDEBTEDNESS
From time to time, the Funds may purchase the direct indebtedness of various companies (“Indebtedness”) or participation in such Indebtedness. Transamerica Premier Diversified Equity Fund is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (“Bank Claims”). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.
The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.
Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).
BORROWING POLICIES
The Funds will not issue senior securities, except as permitted under the 1940 Act. Subject to the Funds’ investment restrictions on borrowing, as discussed in this SAI, a Fund may borrow up to one-third of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in an amount up to one-third of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.
VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES
The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.
Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the prospectuses for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.
REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser and which have, therefore, been determined to present minimal credit risk.
Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund’s net assets (5% of net assets for Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund) being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.
If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.
REVERSE REPURCHASE AGREEMENTS AND LEVERAGE
The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.
Reverse repurchase agreements may be a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund’s shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund’s obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund’s net assets.
The use of reverse repurchase agreements is included in the Fund’s borrowing policy. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.
MUNICIPAL OBLIGATIONS
The Funds may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

SMALL CAPITALIZATION STOCKS
Except for Transamerica Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be under-valued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.
OVER-THE-COUNTER MARKET
The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.
U.S. GOVERNMENT OBLIGATIONS
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates (“GNMA“s) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Unlike mortgage-backed securities issued or guaranteed by the U. S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Certain mortgage-or asset backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.
ZERO COUPON BONDS
The Funds may invest in zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for that Fund. If the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers’ portfolio securities.
The 1940 Act provides that the Fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in an exchange-traded fund or a money market fund.
The Fund will invest in the securities of other investment companies, including private investment companies, when, in the Sub-Adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.
SPECIAL SITUATIONS
The Funds may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.
Each of the Funds may invest in cash or cash equivalents for temporary or defensive purposes. The following may be considered as such cash or cash equivalents:
CERTIFICATES OF DEPOSIT
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.
TIME DEPOSITS
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.
BANKERS’ ACCEPTANCE
A bankers’ acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
COMMERCIAL PAPER
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

TEMPORARY INVESTMENTS
Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
OTHER INVESTMENTS
In addition to the foregoing, the Funds may invest in instruments that exist or that may develop in the future if the manager or the Sub-Adviser, as applicable, believe such instruments to be commensurate with appropriate risk assumption and pursuit of the Funds’ investment objective.
PORTFOLIO TURNOVER RATE
Changes may be made in a Fund’s portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders, and each Fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may have adverse tax consequences.
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Directors has adopted formal procedures governing compliance with the Funds’ policies.
The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Fund’s completed purchases and sales may only be made available after the public disclosure of a Fund’s portfolio holdings.
The Funds publish all portfolio holdings on a quarterly basis on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. In addition, the Funds publish their top ten holdings on their website within two weeks after the end of each month. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. The Funds may then forward the information to investors and consultants requesting it.
There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. (“Morningstar”) or Lipper, Inc. (“Lipper”) and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds’ investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The Board and an appropriate officer of the investment adviser’s compliance department or the Funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the Funds’ policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-adviser of the Funds, or its respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
MANAGEMENT OF THE COMPANY
Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series of the Company. All series, except Transamerica Premier Focus Fund, are diversified investment companies. Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund and Transamerica Premier Cash Reserve Fund each have one class of shares, Investor Class Shares. Transamerica Premier High Yield Bond Fund has two classes of shares, Investor Class and Institutional Class Shares. Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund are separate institutional series of the Company. For more information about the series of the Company call 1-800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.
Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12b-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.
As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

BOARD MEMBERS AND OFFICERS
The Board Members and executive officers of the Company are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Company by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 175 funds as of the date of this SAI.
At a special meeting of shareholders held on February 25, 2008, shareholders elected new Board Members. The members are listed below.
The mailing address of each Board Member is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
		Term of Office		Funds in
		and Length of	Principal Occupation(s) During	Complex
Name and Age	Position	Time Served*	Past 5 Years	Overseen	Other Directorships
INTERESTED BOARD MEMBER**

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	Since 2008	Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII;	175	N/A

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

				Number of
		Term of Office		Funds in
		and Length of	Principal Occupation(s) During	Complex
Name and Age	Position	Time Served*	Past 5 Years	Overseen	Other Directorships
			President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

			President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

			Vice President, AFSG Securities Corporation (2001 – present);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

			Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (DOB: 6/13/52)	Board Member	Since 2003	Retired, KPMG (1999 – present); Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 – present).	175	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (DOB: 3/27/56)	Board Member	Since 2008	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);	175	N/A

			Board Member, TST (2001 – present);

			Board Member, Transamerica Funds and TIS (2002 – present);

Number of
		Term of Office		Funds in
		and Length of	Principal Occupation(s) During	Complex
Name and Age	Position	Time Served*	Past 5 Years	Overseen	Other Directorships
Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (February 2008 – present);

Owner and President, Prestige Automotive Group (2001 – 2005);

President, L. J. Hill & Company (1999 – present);

Market President, Nations Bank of Sun Coast

Florida (1998 – 1999);

President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Neal M. Jewell (DOB: 2/12/35)	Lead Independent Board Member	Since 2008	Retired (2004 – present);	175	N/A

Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 – present);

Lead Independent Board Member, TII (February 2008 – present); and

Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).

				Number of
		Term of Office		Funds in
		and Length of	Principal Occupation(s) During	Complex
Name and Age	Position	Time Served*	Past 5 Years	Overseen	Other Directorships
Russell A. Kimball, Jr. (DOB: 8/17/44)	Board Member	Since 2008	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (February 2008 – present).	175	N/A

Eugene M. Mannella (DOB: 2/1/54)	Board Member	Since 2008	Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TIS and TST (2007 – present); Board Member, TII (February 2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	175	N/A

Norm R. Nielsen (DOB: 5/11/39)	Board Member	Since 2008	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Director, Iowa City Area Development (1996 – 2004); Director, Iowa Health Systems (1994 – 2003);	175	Buena Vista University Board of Trustees (2004 – present)

				Number of
		Term of Office		Funds in
		and Length of	Principal Occupation(s) During	Complex
Name and Age	Position	Time Served*	Past 5 Years	Overseen	Other Directorships
			Director, U.S. Bank (1987 – 1988); and President, Kirkwood Community College (1979 – 2005).

Joyce Galpern Norden (DOB: 6/1/39)	Board Member	Since 2008	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (February 2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	175	Board of Governors, Reconstructionist Rabbinical College (2007 – present)

Patricia L. Sawyer (DOB: 7/1/50)	Board Member	Since 2008	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 – present); Trustee, Transamerica Funds and TST (2007 – present); Director, TIS (2007 – present); Director, TII (2008 – present); and Trustee, TPP, TPFG, TPFG II and TAAVF (1993 – present).	175	N/A

Number of
		Term of Office		Funds in
		and Length of	Principal Occupation(s) During	Complex
Name and Age	Position	Time Served*	Past 5 Years	Overseen	Other Directorships
John W. Waechter (DOB: 2/25/52)	Board Member	Since 2008	Attorney, Englander & Fischer, P.A. (March 2008 – present);	175	N/A

Retired (2004 – March 2008);

Board Member, TST and TIS (2004 – present);

Board Member, Transamerica Funds (2005 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (February 2008 – present);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Company’s By-Laws.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Company because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Company.
OFFICERS
The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Company and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	Since 2008	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2008	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 – present);

Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 – present);

Senior Vice President (January 2008 – present), Vice President (2001 – January 2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present);

Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and

Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007 – present); Vice President – Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Rick B. Resnik (DOB: 1/24/67)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008	Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present);

Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 – present);Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 – present);

Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present);

Senior Vice President, TFS (January 2008 – present);

Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and

Assistant Vice President, TFLIC (1999 – present).

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007	Assistant Treasurer (2007 – present), Assistant Vice President (2005 – 2007), Transamerica Funds, TST, TIS and TII;

Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director of Financial Reporting(2007 – present); Assistant Vice President (2005 – 2007), TAM and TFS; and

Assistant Vice President, JPMorgan Chase & Co. (1999 – 2005).

Suzanne Valerio- Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Richard E. Shield, Jr. (DOB: 1/3/74)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*	Elected and serves at the pleasure of the Board of the Company.
If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of the Company, except for the Chief Compliance Officer, receives any compensation from the Company.
Committees of the Board
The Board Members are responsible for major decisions relating to a fund’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board Members has the following standing committees that each performs specialized functions: an Audit Committee and a Nominating Committee.

			NUMBER OF
			MEETINGS
			HELD
			DURING
			LAST FISCAL
			YEAR
COMMITTEE	FUNCTIONS	MEMBERS	12/31/2007
AUDIT	The Audit Committee (1) oversees the accounting and reporting policies and practices of the Trust; (2) oversees the quality and integrity of the financial statements of the Trust; (3) approves, prior to appointment, the engagement of the Trust’s independent auditors; and (4) reviews and evaluates the independent auditors’ qualifications, independence and performance. The independent auditors for the Trust shall report directly to the Audit Committee.	John W. Waechter, Chairperson Sandra N. Bane Leo J. Hill Neal M. Jewell Russell A. Kimball, Jr. Eugene M. Mannella Norm R. Nielsen Joyce Galpern Norden Patricia L. Sawyer	2

NOMINATING	The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Board.

	Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to: Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.	Patricia L. Sawyer, Chairperson Sandra N. Bane Leo J. Hill John W. Waechter Russell A. Kimball, Jr. Neal M. Jewell Eugene M. Mannella Norm R. Nielsen Joyce Galpern Norden	1

*	The Governance/Nominating Committee was renamed the Nominating Committee on November 7, 2007.

**	The Compensation Committee, Valuation Oversight Committee, Proxy Voting/Marketing Committee and the Contract Review Committee were dissolved on November 7, 2007.

Compensation Table
The following table provides compensation amounts paid to the then Independent Directors of the Funds for the fiscal year ended December 31, 2007. As noted, at a special meeting of shareholders of the Transamerica Premier Funds held on February 25, 2008, shareholders elected a new Board of Directors. Among the new Directors, only Ms. Bane received compensation from the Transamerica Premier Funds during the fiscal year ended December 31, 2007.

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	from Transamerica Premier	Premier Cash Reserve	Premier Diversified
Name of Director	Balanced Fund	Fund	Equity Fund
Sandra N. Bane	$5,946	$1,148	$3,538
David R. Carpenter	$5,617	$1,085	$3,342
Richard R. Crowell	$2,551	$493	$1,518
Charles C. Reed	$6,165	$1,191	$3,668
Carl R. Terzian	$5,398	$1,043	$3,212

			Aggregate Compensation
	Aggregate Compensation	Aggregate Compensation	from Transamerica
	from Transamerica Premier	from Transamerica	Premier Growth
Name of Director	Equity Fund	Premier Focus Fund	Opportunities Fund
Sandra N. Bane	$10,958	$1,243	$1,928
David R. Carpenter	$10,352	$1,175	$1,821
Richard R. Crowell	$4,702	$534	$827
Charles C. Reed	$11,361	$1,289	$1,999
Carl R. Terzian	$9,949	$1,129	$1,750

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	from Transamerica Premier	Premier Institutional	Premier Institutional
Name of Director	High Yield Bond Fund	Bond Fund	Diversified Equity Fund
Sandra N. Bane	$1,396	$16	$8
David R. Carpenter	$1,318	$15	$8
Richard R. Crowell	$599	$7	$3
Charles C. Reed	$1,447	$17	$8
Carl R. Terzian	$1,267	$15	$7

		Aggregate Compensation
	Aggregate Compensation	from Transamerica	Pension or Retirement
	from Transamerica Premier	Premier Institutional	Benefits Accrued as Part
Name of Director	Institutional Equity Fund	Small Cap Value Fund	of Fund Expenses
Sandra N. Bane	$958	$11	$0
David R. Carpenter	$905	$10	$0
Richard R. Crowell	$411	$5	$0
Charles C. Reed	$994	$11	$0
Carl R. Terzian	$870	$10	$0

Total Compensation Paid
From Funds and
Transamerica Asset
Management Group to
Name of Director	Directors
Sandra N. Bane	$27,150
David R. Carpenter	$25,650

Total Compensation Paid
From Funds and
Transamerica Asset
Management Group to
Name of Director	Directors
Richard R. Crowell	$11,650
Charles C. Reed	$28,150
Carl R. Terzian	$24,650
Director Ownership of Equity Securities
The tables below give the dollar range of shares of Transamerica Premier Funds as well as the aggregate dollar range of shares of all Funds advised and sponsored by TIM, owned by the then Directors as of December 31, 2007.

Dollar Range of Equity
		Dollar Range of Equity	Securities in
	Dollar Range of Equity	Securities in Transamerica	Transamerica Premier
	Securities in Transamerica	Premier Cash Reserve	Diversified Equity
Name of Director	Premier Balanced Fund	Fund	Fund
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	Over $100,000	Over $100,000	Over $100,000

Dollar Range of Equity
Securities in
	Dollar Range of Equity	Dollar Range of Equity	Transamerica Premier
	Securities in Transamerica	Securities in Transamerica	Growth Opportunities
Name of Director	Premier Equity Fund	Premier Focus Fund	Fund
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	$10,001 – $50,000	None	None

Dollar Range of Equity
	Dollar Range of Equity	Dollar Range of Equity	Securities in
	Securities in Transamerica	Securities in Transamerica	Transamerica Premier
	Premier High Yield Bond	Premier Institutional	Institutional Diversified
Name of Director	Fund	Bond Fund	Equity Fund
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	None	None	None

Aggregate Dollar
	Dollar Range of Equity	Dollar Range of Equity	Range of Equity
	Securities in Transamerica	Securities in Transamerica	Securities in
	Premier Institutional	Premier Institutional Small	Transamerica Asset
Name of Director	Equity Fund	Cap Value Fund	Management Group
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	None	None	Over $100,000

The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the Funds.
As of April 1, 2008, the following shareholders owned 5% or more of shares of the indicated Funds:

		% of Shares of
Name/Address	Fund	Beneficial Interest
NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER BALANCED FUND	49.20%
1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503

PRUDENTIAL INVESTMENT MGMT SVCS	TRANSAMERICA PREMIER BALANCED FUND	19.06%
FOR THE BENEFIT OF MUTUAL FD CLIENT 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STP NJ 05-11-20 NEWARK NJ 07102

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER BALANCED FUND	10.16%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

TRANSAMERICA INVESTMENT SERVICES	TRANSAMERICA PREMIER CASH RESERVE FUND	8.82%
ATTN TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127

NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	55.18%
1 WORLD FINANCIAL CTR 200 LIBERTY ST 5TH FL NEW YORK NY 10281-5598

KANSAS POSTSECONDARY EDUCATION	TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	12.78%
SAVINGS PLAN-695 MODERATE AGG PO BOX 419200 KANSAS CITY MO 64141-6200

KANSAS POSTSECONDARY EDUCATION	TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	12.28%
SAVINGS PLAN-694 AGGRESSIVE PO BOX 419200 KANSAS CITY MO 64141-6200

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER EQUITY FUND	52.67%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER EQUITY FUND	26.30%
1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503

NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER FOCUS FUND	26.62%
1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503

		% of Shares of
Name/Address	Fund	Beneficial Interest
ARC REINSURANCE CORPORATION	TRANSAMERICA PREMIER FOCUS FUND	19.59%
AEGON MANAGEMENT ATTN EILEEN LYNCH 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER FOCUS FUND	10.54%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	47.10%
1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503

ARC REINSURANCE CORPORATION	TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	16.33%
AEGON MANAGEMENT ATTN EILEEN LYNCH 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	8.42%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER HIGH YIELD BOND FUND	16.10%
1 WORLD FINANCIAL CTR 200 LIBERTY ST 5TH FL NEW YORK NY 10281-5598

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER HIGH YIELD BOND FUND	10.90%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

TRANSAMERICA INVESTMENT	TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND	100.00%
MANAGEMENT SEED MONEY ACCOUNT ATTN: TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127

TRANSAMERICA INVESTMENT	TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED	100.00%
MANAGEMENT	EQUITY FUND
SEED MONEY ACCOUNT ATTN: TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	32.47%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

RELIANCE TRUST COMPANY TTEE	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	20.80%
FBO LIFESTYLES R/R PO BOX 48529 ATLANTA GA 30362-1529

SEI PRIVATE TRUST COMPANY	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	15.67%

		% of Shares of
Name/Address	Fund	Beneficial Interest
ARC REINSURANCE CORPORATION	TRANSAMERICA PREMIER FOCUS FUND	19.59%
AEGON MANAGEMENT ATTN EILEEN LYNCH 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001

CHARLES SCHWAB & CO INC	TRANSAMERICA PREMIER FOCUS FUND	10.54%
MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

C/O ID835 CITIZENS FLINT ONE FREEDOM VALLEY DR OAKS PA 19456

SEI PRIVATE TRUST COMPANY	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	10.96%
C/O CITIZENS BANK ID 835 ONE FREEDOM VALLEY DR OAKS PA 19456

TRANSAMERICA INVESTMENT	TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP	53.26%
MANAGEMENT	VALUE FUND
SEED MONEY ACCOUNT ATTN: TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127

NATIONAL FINANCIAL SERVICES	TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP	44.47%
1 WORLD FINANCIAL CTR	VALUE FUND
200 LIBERTY ST FL 5 NEW YORK NY 10281-5503
INVESTMENT ADVISER AND SUB-ADVISER
Transamerica Premier Funds has entered into an Investment Advisory Agreement (the “Advisory Agreement”) on behalf of each Fund with TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716. TAM supervises each respective Fund’s investments and conducts its investment program. TAM has hired TIM, at 11111 Santa Monica Blvd, Suite 820, Los Angeles, CA 90025 to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. On February 25, 2008, shareholders approved TAM as the Investment Adviser and TIM as the Sub-Adviser to the Funds. Prior to that date, TIM served as the Investment Adviser to the Funds.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
TIM is owned by Transamerica Investment Services, Inc. (“TISI”), at the same address, which is a wholly owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111. Transamerica Corporation is owned by AEGON N.V., one of the world’s largest financial services and insurance groups.
ADVISORY FEES
Following are the amounts of advisory fees earned1, amounts waived or reimbursed, and net amounts received by the Sub-Adviser, the then investment adviser to the Funds, with regard to each Fund over the last three fiscal years.

		Advisory Fee
Transamerica Premier Funds[1]	Advisory Fee	Waived or Expense	Advisory Fee
Fiscal Year	Earned	Reimbursed[2]	Net Received
Transamerica Premier Balanced Fund
2005	$1,408,292	$169,432	$1,238,861
2006	$1,928,934	$0	$1,928,934
2007	$2,488,549	$0	$2,488,549

Transamerica Premier Cash Reserve Fund

2005	$128,634	$187,561	$(58,927)
2006	$164,047	$216,203	$(52,156)
2007	$276,132	$289,088	$(12,956)

Transamerica Premier Diversified Equity Fund

2005	$561,135	$248,268	$312,867
2006	$953,671	$0	$953,671
2007	$1,503,398	$0	$1,503,398

Transamerica Premier Equity Fund

2005	$1,251,688	$0	$1,251,688
2006	$3,148,486	$0	$3,148,486
2007	$5,622,209	$0	$5,622,209

Transamerica Premier Focus Fund

2005	$656,625	$12,721	$643,904
2006	$574,467	$0	$574,467
2007	$532,840	$0	$532,840

Transamerica Premier Growth Opportunities Fund

2005	$876,084	$28,730	$847,354
2006	$887,550	$0	$887,550
2007	$824,561	$0	$824,560

Transamerica Premier High Yield Bond Fund

2005	$721,198	$96,406	$624,792
2006	$599,406	$35,863	$563,543
2007	$515,145	$51,576	$463,569

Transamerica Premier Institutional Bond Fund

2005	$2,421	$42,600	$(40,179)
2006	$4,450	$54,808	$(50,358)
2007	$4,647	$62,632	$(57,985)

Transamerica Premier Institutional Diversified Equity Fund

2005	$3,432	$38,683	$(35,251)
2006	$4,262	$47,608	$(43,346)
2007	$4,923	$55,786	$(50,863)

Transamerica Premier Institutional Equity Fund

2005	$490,732	$198,197	$292,534
2006	$359,509	$86,523	$272,986
2007	$517,430	$105,611	$411,819

Transamerica Premier Institutional Small Cap Value Fund

2005	$4,028	$41,084	$(37,057)
2006	$5,171	$48,783	$(43,612)
2007	$8,346	$55,462	$(47,116)

[1]	Presentation is on a Fund level, not a class level.

[2]	Assumes order of reimbursement/waiver is for class-specific expenses first, then waiver of advisory fees.
For its services to the Funds, the Investment Adviser is entitled to receive advisory fees based on an annual percentage of the Funds’ average daily net assets. Fees are accrued daily and paid monthly. The advisory fees, payable under the investment advisory agreement, are shown below.

Fund	As a % of Average Daily Net Assets
Transamerica Premier Balanced Fund — Investor Class Shares	0.75% for the first $1 billion of assets in the Fund
0.72% of the next $1 billion
0.70% of assets in excess of $2 billion
Transamerica Premier Cash Reserve Fund — Investor Class Shares	0.33%
Transamerica Premier Diversified Equity Fund — Investor Class Shares	0.75% for the first $1 billion of assets in the Fund
0.72% of the next $1 billion
0.70% of assets in excess of $2 billion
Transamerica Premier Equity Fund — Investor Class Shares	0.85% for the first $1 billion of assets in the Fund
0.82% of the next $1 billion
0.80% of assets in excess of $2 billion
Transamerica Premier Focus Fund — Investor Class Shares	0.85% for the first $1 billion of assets in the Fund
0.82% of the next $1 billion
0.80% of assets in excess of $2 billion
Transamerica Premier Growth Opportunities Fund — Investor Class Shares	0.85% for the first $1 billion of assets in the Fund
0.82% of the next $1 billion
0.80% of assets in excess of $2 billion
Transamerica Premier High Yield Bond — Investor Class Shares and Institutional Class Shares	0.53%
Transamerica Premier Institutional Bond Fund	0.43%
Transamerica Premier Institutional Diversified Equity Fund	0.73%
Transamerica Premier Institutional Equity Fund	0.73%
Transamerica Premier Institutional Small Cap Value Fund	0.83%
Pursuant to the Advisory Agreement for each Fund, TAM, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Funds, manages the operations of each Fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each Fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.
The Sub-Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Sub-Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Sub-Adviser, Administrator, or the Distributor. Although it is the Company’s policy to seek the best price and execution for each transaction, the Sub-Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See “Brokerage Allocation” below.
TIM receives a monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of a Fund’s average daily net assets:

Fund	Investment Subadvisory Fee
Transamerica Premier Focus Fund	0.85% for the first $1 billion of assets in the Fund;
0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Growth Opportunities Fund	0.85% for the first $1 billion of assets in the Fund;
0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Equity Fund	0.85% for the first $1 billion of assets in the Fund;
0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.

Fund	Investment Subadvisory Fee
Transamerica Premier Diversified Equity Fund	0.75% for the first $1 billion of assets in the Fund;
0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.
Transamerica Premier Balanced Fund	0.75% for the first $1 billion of assets in the Fund;
0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.
Transamerica Premier High Yield Bond Fund	0.53%
Transamerica Premier Cash Reserve Fund	0.33%
Transamerica Premier Institutional Equity Fund	0.73%
Transamerica Premier Institutional Small Cap Value Fund	0.83%
Transamerica Premier Institutional Diversified Equity Fund	0.73%
Transamerica Premier Institutional Bond Fund	0.43%
EXPENSE LIMITATION
Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the expense limits below. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver ore reduction.

	Maximum Operating	Date on Which
	Expense Limit (As a	Operating
	Percentage of Average	Expense Limit
Name of Fund	Net Assets)	Terminates
Transamerica Premier Balanced Fund	1.10%	April 30, 2009
Transamerica Premier Diversified Equity Fund	1.15%	April 30, 2009
Transamerica Premier Cash Reserve Fund	0.25%	April 30, 2009
Transamerica Premier Focus Fund	1.40%	April 30, 2009
Transamerica Premier Equity Fund	1.15%	April 30, 2009
Transamerica Premier Growth Opportunities Fund	1.40%	April 30, 2009
Transamerica Premier High Yield Bond Fund (Investor Class)	0.90%	April 30, 2009
Transamerica Premier High Yield Bond Fund (Institutional Class)	0.65%	April 30, 2009
Transamerica Premier Institutional Bond Fund	0.45%	April 30, 2009
Transamerica Premier Institutional Diversified Equity Fund	0.75%	April 30, 2009
Transamerica Premier Institutional Equity Fund	0.75%	April 30, 2009
Transamerica Premier Institutional Small Cap Value Fund	0.85%	April 30, 2009
ADMINISTRATOR
The Funds’ Administrator is TFS (“Administrator”), 570 Carillon Parkway, St. Petersburg, FL 33716. TFS is an affiliate of the Investment Adviser and the Funds’ principal underwriter. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds’ books and records; (2) arrange periodic updating of the Funds’ prospectuses and any supplements; (3) provide proxy materials and reports to Fund shareholders and the SEC; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with State Street Bank and Trust Company to perform certain administrative functions.
Each Fund pays all of its expenses not assumed by the Investment Adviser/Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund’s return. This is intended to make the Funds more competitive. This practice may be terminated at any time.
On May 1, 2005, the Funds entered into an agreement wherein the Funds would pay 0.02% of their daily net assets to TFS for administrative services.
The Funds paid the following administrative expenses for the last three fiscal years:

	2007	2006	2005
Transamerica Premier Balanced Fund	$38,616	$42,016	$38,397
Transamerica Premier Cash Reserve Fund	$35,000	$28,302	$5,183
Transamerica Premier Diversified Equity Fund	$35,000	$34,838	$16,245
Transamerica Premier Equity Fund	$38,616	$49,519	$33,045
Transamerica Premier Focus Fund	$35,000	$31,789	$13,204
Transamerica Premier Growth Opportunities	$35,000	$34,414	$17,843
Transamerica Premier High Yield Bond Fund	$35,000	$31,886	$17,558
Transamerica Premier Institutional Bond Fund	$35,000	$26,420	$113
Transamerica Premier Institutional Diversified Equity Fund	$38,616	$26,397	$94
Transamerica Premier Institutional Equity Fund	$35,000	$28,565	$7,032
Transamerica Premier Institutional Small Cap Value Fund	$35,000	$26,400	$97
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is the custodian for the Transamerica Premier Funds. The custodian is not responsible for any of the investment policies or decisions of a Fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the Funds.
Under a Transfer Agency Agreement, TFS serves as the Funds’ transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions. For these services TFS is paid $19.60 per year per open direct account; $8.00 per year per open NSCC account; $1.50 per year per closed account; an annual distributor fee of $25,000; and applicable out-of-pocket expenses, including the cost of sub-transfer agent expenses.
DISTRIBUTOR
TCI, 4600 Syracuse Street, Suite 1100, Denver, CO 80237, serves as the principal underwriter of shares of the Funds, which are continuously distributed. TCI is a wholly owned subsidiary of AUSA Holding Company, which is a wholly owned subsidiary of AEGON USA, Inc. TCI is registered with the SEC as a broker-dealer, and is a member of the FINRA. TCI may also enter into arrangements whereby Fund shares may be sold by other broker/dealers, which may or may not be affiliated with TCI. TCI is an affiliate of the Investment Adviser and TFS.
DISTRIBUTION OF SHARES OF THE FUNDS
The amended and restated Rule 12b-1 distribution and service plan (the “Plan”) and related amended and restated underwriting agreement require the Investor Class of each applicable Fund to pay distribution and service fees to TCI as compensation for its activities, not as reimbursement for specific expenses. If TCI’s expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If TCI’s expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TCI until the 12b-1 distribution and service plan is terminated or not renewed. In that event, TCI’s expenses over and above any fees through the termination date will be TCI’s sole responsibility and not the obligation of the Company or any of the Funds. The Board will review the distribution and service plan, contracts and TCI’s expenses periodically.
The fees payable under the Plan may be used for both distribution and servicing of accounts, including: costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing holders; an allocation of overhead and other branch office distribution-related expenses of a servicing party; payments made to, and expenses of, a servicing party and other persons who provide support or personal services to

Fund holders in connection with the distribution of interests in the Fund; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. The Plan is a compensation plan pursuant to which each Fund is obligated to pay fees to one or more servicing parties as compensation for their services and not as reimbursement for specific expenses incurred. This means that the Funds will not be obligated to pay more than the fees provided for in the Plan even if expenses exceed those fees, and if the expenses of the servicing party(ies) are less than the fees paid to them, the servicing party or parties will realize a profit. The Plan provides that a servicing party may retain any portions of the fees in excess of its expenses incurred. The Plan recognizes that a Fund’s Investment Adviser, principal underwriter, servicing party, or an affiliate of the foregoing may use its management or advisory fee revenues, past profits or its resources from any other source, to make payment to a servicing party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of interests in the Fund. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of interests in a Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.
Total distribution expenses incurred by TCI for the costs of promotion and distribution for the Funds for the fiscal year ended December 31, 2007 were as follows:
Transamerica Premier Balanced Fund — Investor Class Shares

Commissions paid to broker-dealers	$935,769

SALES & MARKETING(1)

Interactive Marketing	9,054
Marketing Acquisition	7,913
Shareholder Marketing & Regulatory	777
Wholesaling Compensation	46,056
Overhead	25,788
TOTAL SALES & MARKETING	$89,588

TOTAL EXPENSES	$1,025,357

Transamerica Premier Cash Reserve Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	4,301
Marketing Acquisition	3,385
Shareholder Marketing & Regulatory	308
Wholesaling Compensation	19,369
Overhead	10,858
TOTAL SALES & MARKETING	$38,221

TOTAL EXPENSES	$38,221

Transamerica Premier Diversified Equity Fund — Investor Class Shares

Commissions paid to broker-dealers	$602,351

SALES & MARKETING(1)

Interactive Marketing	6,877
Marketing Acquisition	5,847
Shareholder Marketing & Regulatory	492
Wholesaling Compensation	33,392
Overhead	18,580
TOTAL SALES & MARKETING	$65,188

TOTAL EXPENSES	$667,539

Transamerica Premier Equity Fund — Investor Class Shares

Commissions paid to broker-dealers	$1,852,884

SALES & MARKETING(1)

Interactive Marketing	35,326
Marketing Acquisition	29,890
Shareholder Marketing & Regulatory	2,736
Wholesaling Compensation	172,549
Overhead	96,324
TOTAL SALES & MARKETING	$336,825

TOTAL EXPENSES	$2,189,709

Transamerica Premier Focus Fund — Investor Class Shares

Commissions paid to broker-dealers	$104,958

SALES & MARKETING(1)

Interactive Marketing	1,659
Marketing Acquisition	1,228
Shareholder Marketing & Regulatory	110
Wholesaling Compensation	7,045
Overhead	3,941
TOTAL SALES & MARKETING	$13,983

TOTAL EXPENSES	$118,941

Transamerica Premier Growth Opportunities Fund — Investor Class Shares

Commissions paid to broker-dealers	$221,728

SALES & MARKETING(1)

Interactive Marketing	2,617
Marketing Acquisition	2,018
Shareholder Marketing & Regulatory	191
Wholesaling Compensation	11,714
Overhead	6,552
TOTAL SALES & MARKETING	$23,092

TOTAL EXPENSES	$244,820

Transamerica Premier High Yield Bond Fund — Investor Class Shares

Commissions paid to broker-dealers	$20,705

SALES & MARKETING(1)

Interactive Marketing	1,074
Marketing Acquisition	647
Shareholder Marketing & Regulatory	59
Wholesaling Compensation	3,698
Overhead	2,082
TOTAL SALES & MARKETING	$7,560

TOTAL EXPENSES	$28,265

Transamerica Premier High Yield Bond Fund — Institutional Class Shares

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	965
Marketing Acquisition	1,106
Shareholder Marketing & Regulatory	119
Wholesaling Compensation	6,532
Overhead	3,660
TOTAL SALES & MARKETING	$12,382

TOTAL EXPENSES	$12,382

Transamerica Premier Institutional Bond Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	36
Marketing Acquisition	27
Shareholder Marketing & Regulatory	1
Wholesaling Compensation	155
Overhead	84
TOTAL SALES & MARKETING	$303

TOTAL EXPENSES	$303

Transamerica Premier Institutional Diversified Equity Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	7
Marketing Acquisition	6
Shareholder Marketing & Regulatory	1
Wholesaling Compensation	36
Overhead	20
TOTAL SALES & MARKETING	$70

TOTAL EXPENSES	$70

Transamerica Premier Institutional Equity Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	3,526
Marketing Acquisition	2,487
Shareholder Marketing & Regulatory	175
Wholesaling Compensation	14,000
Overhead	7,744
TOTAL SALES & MARKETING	$27,932

TOTAL EXPENSES	$27,932

Transamerica Premier Institutional Small Cap Value Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	92
Marketing Acquisition	64
Shareholder Marketing & Regulatory	2
Wholesaling Compensation	363
Overhead	192
TOTAL SALES & MARKETING	$713

TOTAL EXPENSES	$713

(1)	Sales and Marketing expenses are incurred by TIM and reimbursed by TCI to the extent that Sales and Marketing expenses do not exceed the net 12b-1 fees.
From time to time, and for one or more Funds, the Distributor may waive any or all of these fees at its discretion.
PORTFOLIO MANAGER INFORMATION
Information regarding other accounts managed by each Fund’s portfolio manager(s), the methods by which each Fund’s portfolio manager(s) are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each Fund portfolio manager are provided in Appendix D of this SAI.
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES
Detailed information on how to purchase, redeem and exchange shares of a Fund is included in the prospectuses.
Except as otherwise set forth in the prospectuses or in this section, by calling Transamerica Premier Funds investors may exchange shares between accounts with identical registrations. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Transamerica Premier Funds by telephone to exercise exchanges.
Transamerica Premier Funds makes exchanges promptly after receiving instructions in good order. If the shareholder is a corporation, partnership, agent, or surviving joint owner, additional documentation of a customary nature will be required. Because an exchange of shares involves the redemption of Fund shares and reinvestment of the proceeds in shares of another Fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. All Transamerica Premier Funds’ prospectuses are available from Transamerica Premier Funds or investment dealers having sales contracts with Transamerica Capital, Inc. The prospectus of each Fund describes its investment objective(s) and policies, and shareholders should obtain a Prospectus and consider these objectives and policies carefully before requesting an exchange. The Funds reserve the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Transamerica Premier Funds.
IRA ACCOUNTS
You can establish an Individual Retirement Account (“IRA”), either Traditional or Roth IRA. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.
If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.

Retirement accounts are subject to an annual fee of $15.00 on each such fund account, with a maximum fee of $30 per Social Security Number. The fee is generally waived if the value of the total of the retirement account(s), by Social Security Number, is more than $50,000.
UNIFORM GIFTS TO MINORS
A Uniform Gifts/Transfers to Minors Act (“UGMA/UTMA”) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child’s Social Security Number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child’s tax rate is lower.
INVESTOR SHARE REDEMPTIONS IN EXCESS OF $250,000
If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash.
The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.
The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under “Determination of Net Asset Value” later in this document. Such valuation will be made as of the same time the redemption price is determined.
This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder’s proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.
ARRANGEMENT WITH FIDELITY MANAGEMENT TRUST COMPANY
The Funds have entered into an arrangement (“Arrangement”) with Fidelity Management Trust Company (“FMTC”) pursuant to which the minimum initial and minimum subsequent investment requirements, as well as assessment of redemption fees, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by FMTC on behalf of the Mohawk Industries 401(k) retirement plan. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account pursuant to the Arrangement will not be considered to be market timing or disruptive trading for purposes of the Funds’ compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the Funds) will apply to transactions by plan participants. All purchase and redemption transactions must comply with FMTC’s market timing and disruptive trading policies. The Arrangement does not permit FMTC or any plan participant to engage in frequent purchase or redemption transactions; rather, it is an exemption from the Funds’ market timing and disruptive trading policies solely to the extent that such policies could be deemed to apply to routine transactions in the account maintained by FMTC or to the extent FMTC’s market timing and disruptive trading policies are applied instead of the Funds’ policies. Neither the Funds, the Investment Adviser, nor any other party to the Arrangement will receive any compensation or consideration with respect to the Arrangement.
GENERAL INFORMATION
For information about how to purchase shares of a Fund at net asset value through an employer’s defined contribution plan, please consult your employer. See “Distribution of Shares” in the prospectuses.

The Funds continuously offer their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. No sales charge is included in the public offering price of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the New York Stock Exchange (“NYSE”). If the dealer receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Transamerica Premier Funds, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the Funds must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.
Initial and subsequent purchases must satisfy the minimums stated in the prospectuses, except that (i) individual investments under certain employee benefit plans or tax qualified retirement plans may be lower.
The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 calendar days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with federal funds or bank wire or by a certified or cashier’s check.
BROKERAGE ALLOCATION
Subject to the direction of the Board, the Investment Adviser/Sub-Adviser has responsibility for making a Fund’s investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser’s/Sub-Adviser’s policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm’s capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.
The Investment Adviser/Sub-Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund’s securities and advice as to the valuation of securities. The research services provided by brokers through which the Funds effect securities transactions can be used by the Investment Adviser/Sub-Adviser in servicing all of its accounts and not all of these services may be used by the Investment Adviser/Sub-Adviser in connection with the Funds. The Investment Adviser/Sub-Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund’s securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.
Consistent with federal legislation, the Investment Adviser/Sub-Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser’s/Sub-Adviser’s judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser’s/Sub-Adviser’s opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser/Sub-Adviser will not effect any brokerage transactions in the Funds’ securities with any affiliate of the Company, the Investment Adviser/Sub-Adviser, or the Administrator except in accordance with applicable SEC rules.
Subject to the foregoing, in certain circumstances, in selecting brokerage firms to effect the execution of trades for a Fund, the Investment Adviser/Sub-Adviser may also consider the ability for a broker/dealer to provide client referrals and to provide rebates of commissions by a broker to a Fund, or other account managed by the Investment Adviser/Sub-Adviser, or to a third party service provider of a Fund, or other account managed by the Investment Adviser/Sub-Adviser or to pay a Fund or other account expense. In recognition of the value of the foregoing factors, and in the possible research or other services provided, the Investment Adviser/Sub-Adviser may place Fund transactions with a broker or dealer with whom it has negotiated commission that is in excess of commission another broker/dealer would have charged for effecting that transaction if the Investment Adviser/Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research and/or other service provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser/Sub-Adviser.
Certain executive officers of the Investment Adviser/Sub-Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser’s/Sub-Adviser own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser/Sub-Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser/Sub-Adviser, or the Investment Adviser/Sub-Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.
Over the last three fiscal years, the Funds have paid the following brokerage commissions:

Transamerica Premier Funds	2007	2006	2005
Transamerica Premier Balanced Fund	$179,386	$85,539	$123,304
Transamerica Premier Cash Reserve Fund	—	—	—
Transamerica Premier Diversified Equity Fund	$152,548	$137,739	$138,540
Transamerica Premier Equity Fund	$670,809	$350,055	$242,630
Transamerica Premier Focus Fund	$92,122	$109,149	$208,992
Transamerica Premier Growth Opportunities Fund	$184,684	$214,206	$232,775
Transamerica Premier High Yield Bond Fund	$2,890	$200	$182
Transamerica Premier Institutional Bond Fund	—	—	—
Transamerica Premier Institutional Diversified Equity Fund	$330	$377	$1,025
Transamerica Premier Institutional Equity Fund	$64,468	$32,457	$138,562
Transamerica Premier Institutional Small Cap Value Fund	$3,484	$1,286	$1,900

Total	$1,350,721	$931,008	$1,087,910

As of December 31, 2007, Transamerica Premier Balanced Fund and Transamerica Premier Institutional Bond Fund held mortgage-backed securities of Bear Stearns with a value of $1,970,000 and $25,000, respectively. Transamerica Premier Balanced Fund held a mortgage-back security of Citigroup (Citigroup/Deutsche Bank Commercial Mortgage Trust) with a value of $907,000. In 2007, Bear Stearns and Citigroup were among the Funds’ regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.
DETERMINATION OF NET ASSET VALUE
Pricing of Shares
The price at which shares are purchased or redeemed is the Net Asset Value (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.
When Share Price is Determined
The NAV of all Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares (therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).
Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (less applicable charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.
How NAV is Determined
The NAV per share of each Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are then outstanding.
The Board of Directors has approved procedures to be used to value the Funds’ securities for the purposes of determining the Fund’s NAV. The valuation of securities of the Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to TAM.
In general, securities and other investments are valued at market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Funds’ Board, which may use a matrix formula for other objective method that takes into consideration market indices, yield curves and other specified adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.
When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Funds’ Board may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV.
All of the assets of Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and Transamerica Premier Cash Reserve Fund’s investment objective, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a NAV value per share determined from available market quotations. Even if these steps were taken, Transamerica Premier Cash Reserve Fund’s net asset value might still decline.
TAXES
Each Fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each Fund must also meet several other requirements. These requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (the “Income Requirement”); (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the Fund controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships.
If each Fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then each Fund should have little or no income taxable to it under the Code. Assuming a RIC has sufficient earnings and profits, its shareholders generally are required to include distributions from the RIC either as ordinary income, to the extent the distributions are attributable to the RIC’s investment income (except for qualified dividend income as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RIC’s net capital gain (i.e., the RIC’s net long-term capital gains over net short-term capital losses). If a Fund fails to qualify as a RIC, the Fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the Fund’s available earnings and profits.
A Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each Fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010. The following are guidelines for how certain distributions by the Funds to individual taxpayers are generally treated for U.S. federal income tax purposes:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).
•	Distributions designated by a Fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).
•	Other distributions, including distributions of earnings from other dividends paid to the Fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the Fund and the shareholders. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may designate all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Dividends received by a Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from other regulated investment companies) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the relevant Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid dividends), or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Upon the sale or other disposition of Fund shares, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder usually will realize a capital gain or loss. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of such shares. Should the replacement of such shares fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including distributions of net capital gain and any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors, and most U.S. tax conventions preclude the imposition of such taxes. It is not possible, however, to determine each Fund’s effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known.
The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund’s shareholders. If a Fund qualifies as a RIC and meets the Distribution Requirement, and if more than 50% of such Fund’s assets at the close of the taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign income taxes paid by the Fund for that taxable year. If a Fund makes such an election, the shareholders of that Fund are required to include in their gross incomes their pro rata shares of qualified foreign income taxes paid by the Fund, but each shareholder may be entitled to a deduction for such taxes or to a tax credit, subject to certain limitations in the Code. The amount of any foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the reduced maximum U.S. federal non-corporate income tax rate applicable to qualified dividend income.
Passive Foreign Investment Companies. — Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) an average of at least 50% of its assets held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the Fund distributes the excess distributions as a taxable dividend to its shareholders. If a Fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing Fund,” then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the Fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.
A Fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. If the mark-to-market election were made, tax at the Fund level under the excess distribution rules would be eliminated, but a Fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Options, Futures and Forward Contracts and Swap Agreements. — Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected.
The requirements applicable to a Fund’s qualification as a RIC may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a qualified dividend income to instead be taxed as the rate of tax applicable to ordinary income.
Original Issue Discount. — If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities , in general, any other securities will original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally with the prior to the receipt of the corresponding cash payments. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund.
Constructive Sales. — These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
Foreign Currency Transactions. — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a Fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss.
Backup Withholding. — The fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of Transamerica Premier Cash Reserve Fund shares), paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Taxation of Non-U.S. Shareholders. — Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a nonresident alien fiduciary of a trust or estate, a foreign corporation or a foreign partnership (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is effectively connected with the shareholder’s conduct of a trade or business within the United States and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.
The treatment of dividends and other distributions by a Fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a Fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
OTHER INFORMATION
Independent Registered Public Accounting Firm
Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, serves as independent registered public accounting firm for the Funds.
Code of Ethics
The Company, TAM, TIM and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Company, TAM, TIM and TCI from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurances that the codes of ethics will be effective in preventing such activities.

Proxy Voting Policies and Procedures
As detailed in the Transamerica Investors, Inc.’s Proxy Voting Policies and Procedure below, Transamerica Investors, Inc. uses the proxy voting policies and procedures of the sub-adviser to determine how to vote proxies relating to securities held by the Company. The proxy voting policies and procedures of TAM and TIM are attached or summarized in Appendix C.
The Funds are required to file Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-89-ASK-US (1-800-892-7587); and (2) on the SEC’s website at www.sec.gov.
TRANSAMERICA INVESTORS, INC. PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Boards of Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended December 31, 2007, and the report of the Company’s independent registered public accounting firm, which are included in the Annual Report of the Company (Accession Number: 0001104659-08-016124), are incorporated herein by reference.
BOND RATINGS
Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.
Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of Transamerica Premier High Yield Bond Fund’s objectives depends more on the analytical abilities of the investment team than is the case with Transamerica Premier Balanced Fund, which invests primarily in securities in the higher rating categories.
For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

APPENDIX A
DESCRIPTION OF CORPORATE BOND RATINGS
Moody’s Investors Service, Inc. and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the prospectuses.
Moody’s Investors Service, Inc.
Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.
Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.
A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.
Standard & Poor’s Corporation
AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.
AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.
A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-1

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C: This rating is reserved for income bonds on which no interest is being paid.
D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.
The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.
Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B
DESCRIPTION OF FIXED-INCOME INSTRUMENTS
U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.
Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against Funds deposited in the issuing institution.
Time Deposits
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.
Bankers’ Acceptance
A bankers’ acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.
Variable Rate, Floating Rate, or Variable Amount Securities
Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.
Corporate Debt Securities
Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.
Asset-Backed Securities
Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

B-1

Participation Interests in Loans
A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan’s terms.
International Organization Obligations
International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.
Custody Receipts
A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.
Pass-Through Securities
The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

B-2

APPENDIX C
PROXY VOTING POLICIES AND PROCEDURES
Transamerica Asset Management, Inc. (“TAM”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
I. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc. and AEGON/ Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
II. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
III. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
IV. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
     A. Appointment of Proxy Administrator
     TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
     B. Initial Review
          1. The Proxy Administrator will collect from each Sub-Adviser:
               a) Its Sub-Adviser Proxy Policy;
               b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

               c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
          2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
               a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
               b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
               c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
          3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
          4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
          5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
     C. Subsequent Review
     TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
     D. Record of Proxy Votes Exercised by Sub-Adviser
     The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
V. TAM Exercise of Proxy Voting Authority
     A. Use of Independent Third Party
     If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
     B. Conflict with View of Independent Third Party
     If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

     C. Asset Allocation Portfolios
     For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VI. Conflicts of Interest between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VII. Recordkeeping
     A. Records Generally Maintained
     In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
          1. the TAM Proxy Voting Policy; and
          2. records of Fund client requests for TAM proxy voting information.
     B. Records for TAM Exercise of Proxy Voting Authority
     In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
          1. proxy statements received regarding matters it has voted on behalf of Fund clients;
          2. records of votes cast by TAM; and
          3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
     C. Records Pertaining to Sub-Adviser Proxy Policies
     The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
          1. each Sub-Adviser Proxy Policy; and
          2. the materials delineated in Article V above.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
     D. Time Periods for Record Retention
     All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
VIII. Provision of TAM Proxy Policy to Fund Clients
     The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Transamerica Investment Management, LLC
INTRODUCTION
Normally, clients for which Transamerica Investment Management, LLC (“TIM”) has full discretionary investment authority expect TIM to vote proxies in accordance with TIM’s Proxy Voting Policy (the “Policy”). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.
STATEMENT OF POLICY
It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the “Guidelines”) regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.
PROXY COMMITTEE
In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the “Committee”), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.
The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.
It shall be the Committee’s responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM’s proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.
USE OF INDEPENDENT THIRD PARTY
TIM will maintain the services of a qualified independent third party (the “Independent Third Party”) to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is institutional Shareholder Services, Inc. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.
CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS
TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.
PROVISION OF TIM PROXY POLICY TO CLIENTS
TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.
The following is a concise summary of TIM’s proxy voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

APPENDIX D
TRANSAMERICA INVESTORS, INC.
PORTFOLIO MANAGER INFORMATION
AS OF DECEMBER 31, 2007
     Name of Fund: Transamerica Premier Focus Fund

			# of						# of
			Perform-						Perform-
	# of		ance-		Pooled		# of		ance-
	Regist’d	Regist’d Accts/	Based	# of Pooled	Accts/Total	# of Perform-	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	ance-Based Accts	Accts	Total Assets	Accts
Edward S. Han (co-lead)	4	523,175,935	2	0	0	0	4	439,806,410	0
Kirk J. Kim (co-lead)	5	782,145,084	1	0	0	0	4	735,153,718	0
Joshua D. Shaskan (co-lead)	6	442,691,799	1	0	0	0	40	173,789,688	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund.
     Name of Fund: Transamerica Premier Equity Fund

			# of
			Perform-						# of
	# of		ance-		Pooled	# of Perform-	# of		Perform-
	Regist’d	Regist’d Accts/	Based	# of Pooled	Accts/Total	ance-Based	Other	Other Accts/	ance-Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rollé (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,153	0
Edward S. Han (co)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co)	3	489,720,498	1	0	0	0	6	261,553,768	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	1	133,561,539	0
Erik U. Rollé (co)	0	0	0	0	0	0	0	0	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund, except for Messrs. Rollé, Edelstein and Lopez and Erik Rollé, who beneficially owned $100,001 - $500,000, $10,001 - $50,000, $10,001 - $50,000 and $50,000 - $100,000, respectively, in the Fund.
     Name of Fund: Transamerica Premier Growth Opportunities

			# of						# of
			Perform-						Perform-
	# of		ance-		Pooled		# of		ance-
	Regist’d	Regist’d Accts/	Based	# of Pooled	Accts/Total	# of Perform-	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	ance-Based Accts	Accts	Total Assets	Accts
Edward S. Han (co-lead)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co-lead)	3	489,720,498	1	0	0	0	6	261,553,768	0
Ownership of Securities
As of December 31, 2007, Mr. Han beneficially owned $1 - $10,000 in the Fund, and Mr. Huber did not own any shares in the Fund.

     Name of Fund: Transamerica Premier Diversified Equity Fund

			# of						# of
			Perform-						Perform-
	# of		ance-		Pooled	# of Perform-	# of		ance-
	Regist’d	Regist’d Accts/	Based	# of Pooled	Accts/Total	ance	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	-Based Accts	Accts	Total Assets	Accts
Gary U. Rollé (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,153	0
Kirk R. Feldhus (co)	0	0	0	0	0	0	0	0	0
Thomas E. Larkin (co)	0	0	0	0	0	0	0	0	0
John D. Lawrence (co)	0	0	0	0	0	0	6	83,413,062	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	1	133,561,539	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund, except for Mr. Rollé, who beneficially owned over $1,000,000 in the Fund.
     Name of Fund: Transamerica Premier Balanced Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rollé (lead – equity)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Heidi Y. Hu (lead – fixed)	8	731,229,498	0	0	0	0	24	2,342,097,864	0
Geoffrey I. Edelstein (co – equity)	0	0	0	0	0	0	98	251,933,153	0
Edward S. Han (co – equity)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co – equity)	3	489,720,498	1	0	0	0	6	261,553,768	0
Peter O. Lopez (co – equity)	1	57,788,795	0	0	0	0	1	133,561,539	0
Erik U. Rollé (co – equity)	0	0	0	0	0	0	0	0	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund, except for Mr. Rollé and Ms. Hu, who beneficially owned $1,000,000 and $100,001 – $500,000, respectively, in the Fund.
     Name of Fund: Transamerica Premier High Yield Bond Fund

			# of					Other
	# of		Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Total	ance-Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Brian W. Westhoff (lead)	2	151,620,692	1	0	0	0	1	8,619,023	0
Scott L. Dinsdale (co)	0	0	0	0	0	0	0	0	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	1	133,561,539	0

Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund, except for Mr. Lopez, who beneficially owned $1 – $10,000 in the Fund.
     Name of Fund: Transamerica Premier Cash Reserve Fund

			# of					Other
	# of		Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Total	ance-Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Greg D. Haendel (lead)	4	1,437,647,467	0	0	0	0	3	288,923,697	0
Patty Arrieta-Morales (co)	0	0	0	0	0	0	0	0	0
Ownership of Securities
As of December 31, 2007, Mr. Haendel did not beneficially own shares of the Fund. Ms. Arrieta-Morales beneficially owned $1 – $10,000 in the Fund.
     Name of Fund: Institutional Class — Transamerica Premier High Yield Bond Fund

			# of					Other
	# of		Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Total	ance-Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Brian W. Westhoff (lead)	2	151,620,692	1	0	0	0	1	8,619,023	0
Scott L. Dinsdale (co)	0	0	0	0	0	0	0	0	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	7	133,561,539	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund.
     Name of Fund: Transamerica Premier Institutional Small Cap Value Fund

			# of					Other
	# of		Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Total	ance-Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Michelle E. Stevens (lead)	5	1,506,400,255	0	0	0	0	119	107,647,281	1
Ownership of Securities
As of December 31, 2007, Ms. Stevens did not beneficially own shares of the Fund.

     Name of Fund: Transamerica Premier Institutional Diversified Equity Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rollé (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,133	0
Kirk R. Feldhus (co)	0	0	0	0	0	0	0	0	0
Thomas E. Larkin (co)	0	0	0	0	0	0	0	0	0
John D. Lawrence (co)	0	0	0	0	0	0	6	83,413,062	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	7	133,561,539	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund.
     Name of Fund: Transamerica Premier Institutional Bond Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Heidi Y. Hu (lead)	8	731,229,498	0	0	0	0	24	2,342,097,864	0
Derek S. Brown (co)	2	174,241,489	0	0	0	0	0	0	0
Greg D. Haendel (co)	4	1,437,647,467	0	0	0	0	3	288,923,697	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund.
     Name of Fund: Transamerica Premier Institutional Equity Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Other Accts/	Based
Portfolio Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rollé (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,133	0
Edward S. Han (co)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co)	3	489,720,498	1	0	0	0	6	261,553,768	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	7	133,561,539	0
Erik U. Rollé(co)	0	0	0	0	0	0	0	0	0
Ownership of Securities
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Fund, except for Mr. Edelstein, who owned $500,001 – $1,000,000 in the Fund.
Conflict of Interest
At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Committee. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers.
For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further describes below:
80% Objective-portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager’s relative ranking. The Management Committee, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.
20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions , for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.
Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.